UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2016

SCOTT’S LIQUID GOLD-INC.

(Exact name of Registrant as specified in its charter)

Colorado	001-13458	84-0920811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4880 Havana Street, Denver, CO	80239
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 373-4860

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2016, the board of directors (the “Board”) of Scott’s Liquid Gold-Inc. (the “Company”) accepted the resignation of Sharon Garrett as a director of the Company with immediate effect. The Company expressed its deep gratitude to Ms. Garrett for her service as a member of the Board and all of her contributions to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT’S LIQUID GOLD-INC.

Date:	December 6, 2016	By:	/s/ Barry J. Levine
Barry J. Levine
Chief Financial Officer, Chief Operating Officer and Treasurer